Exhibit 99.1
FOR IMMEDIATE RELEASE

Contact:
Mark C. Layton	Todd Fromer / Garth Russell
Senior Partner and Chief Executive Officer	Investor Relations
Or Thomas J. Madden	KCSA Strategic Communications
Senior Partner and Chief Financial Officer	(212) 896-1215 / (212) 896-1250
(972) 881-2900	tfromer@kcsa.com / grussell@kcsa.com
PFSweb Reports Profitable Third Quarter 2008 Results
- - -
Service Fee Revenue Increases 24% to $23 million
PLANO, Texas, November 14, 2008 — PFSweb, Inc. (Nasdaq: PFSW), an international business process outsourcing provider of end-to-end web commerce solutions and an online discount retailer, today announced its financial results for the third quarter and nine months ended September 30, 2008.
Summary of consolidated results for the third quarter ended September 30, 2008:
•	Total reported revenue was $109.9 million, compared to $112.0 million for the third quarter of 2007;

•	Adjusted EBITDA (as defined) was $2.5 million versus $3.2 million for the same period last year;

•	Net income was $43,000, or $0.00 per basic and diluted share, compared $162,000, or $0.02 per basic and diluted share, for the third quarter of 2007;

•	Non-GAAP net income (as defined) was $0.4 million, or $0.04 per basic and diluted share, compared to non-GAAP net income of $0.5 million, or $0.05 per basic and diluted share, for the third quarter of 2007;

•	Merchandise sales (as defined) totaled approximately $713 million for the third quarter of 2008 versus $751 million for the same period last year;

•	Total cash, cash equivalents and restricted cash equaled $17.5 million as of September 30, 2008 compared to $16.3 million as of December 31, 2007.
Summary of consolidated results for the nine months ended September 30, 2008:
•	Total reported revenue was $339.1 million, compared to $324.8 million for the nine months ended September 30, 2007;

•	Adjusted EBITDA (as defined) was $7.7 million versus $7.3 million for the same period last year;

•	Net income was $0.5 million, or $0.05 per basic and diluted share, compared to a net loss of $2.0 million, or $0.21 per basic and diluted share, for the nine months ended September 30, 2007;

•	Non-GAAP net income (as defined) was $1.6 million, or $0.16 per basic and diluted share, compared to a non-GAAP net loss of $0.9 million, or $0.09 per basic and diluted share, for the same period last year;

•	Merchandise sales (as defined) totaled nearly $2.1 billion in both the 2008 and 2007 nine month periods ended September 30.
Mark Layton, Chairman and Chief Executive Officer of PFSweb, stated, “We are pleased to announce that the third quarter of 2008 represents our sixth consecutive quarter of profitability, which was driven by another strong quarter of measurable growth in our Service Fee business. These positive results are especially significant when considering the economic challenges currently facing the global economy.”
All share data and per share data in this press release reflects the impact of the Company’s 1 for 4.7 reverse stock split effective June 2, 2008.
Summary of results by business:
Service Fee Business:
For the third quarter of 2008, Service Fee revenue increased 24% to $22.9 million, compared with $18.4 million for the same period in 2007. The Service Fee business reported Adjusted EBITDA of $1.5 million for the third quarter of 2008, compared to $2.0 million for the same period last year.
For the nine months ended September 30, 2008, Service Fee revenue increased 23% to $65.0 million, from $53.0 million for the same period in 2007. The Service Fee business reported Adjusted EBITDA of $4.2 million for the nine months ended September 30, 2008, compared to $4.3 million for the same period last year.
Mike Willoughby, President of PFSweb’s services division, commented, “Our Service Fee revenue growth for both the three and nine months ended September 30, 2008 is attributable to new contracts, temporary increased activity occurring from January 2008 and ending September 2008 for our U.S. government contract and incremental project activity.
We continue to sign new Service Fee clients and maintain a robust pipeline of potential new business, which is currently in excess of $30 million. In particular, as announced last week, we recently signed agreements with several luxury goods and fashion apparel companies, and plan to launch their programs throughout 2009. Further, our business remains competitive internationally, especially in Europe where we just launched a program for Comptoir des Cotonniers. We are excited about the success we are experiencing in engaging new clients and prospects with the end-to-end ecommerce offering we unveiled earlier this year. This new business is targeted to partially offset the impact of the non-renewal, effective early in 2009, of a large client engagement with an agency of the U.S. government. This nonrenewal, as well as the continuing economic downturn, will affect our service fee revenue and growth outlook for 2009, although our flexible business model should permit us to reduce some of our variable costs and redeploy a portion of our existing infrastructure to other client activities to partially offset the impact of these events.”

Supplies Distributors Business:
For the third quarter of 2008, Supplies Distributors revenue was $55.4 million, compared to $58.3 million for the same period last year. Adjusted EBITDA was $1.4 million for the third quarter of 2008, relatively consistent with $1.6 million for the same period last year.
For the nine months ended September 30, 2008, Supplies Distributors revenue was $177.8 million, compared to $174.7 million for the same period last year. Adjusted EBITDA was $5.1 million for the nine months ended September 30, 2008, a slight increase compared to $5.0 million for the same period last year.
Mr. Willoughby continued, “Our Supplies Distributors business continues to perform well and meet our Adjusted EBITDA expectations. Revenue for the 2008 nine month period reflects an increase year over year due to the negative impact of foreign currency fluctuations during the 2007 period that created alternative purchasing channels for certain customers, which did not occur in 2008.”
eCOST.com Business:
For the third quarter of 2008, eCOST.com revenue was $23.7 million, compared to $27.0 million for the same period in 2007. Adjusted EBITDA for eCOST.com in the quarter was a loss of $0.5 million, relatively consistent with the Adjusted EBITDA loss of $0.4 million for the same period last year.
For the nine months ended September 30, 2008, eCOST.com revenues were $74.7 million, compared to $75.7 million for the same period in 2007. Adjusted EBITDA for eCOST.com in the nine months ended September 30, 2008 was a loss of $1.7 million, compared to a loss of $1.9 million for the same period last year.
Mr. Layton continued, “While eCOST.com’s revenue declined $4 million for the quarter, we are pleased to report that our business-to-consumer (B2C) segment, which now represents 60% of eCOST.com’s revenue, increased 9% over the same period in the prior year. Because of the more attractive financial characteristics of this B2C segment, including a higher gross margin, we expect to continue to place increased focus on further improving product breath, daily deal offerings and overall service to this segment. This past week, eCOST.com unveiled a number of significant enhancements to its website. These enhancements include a feature packed new edition of our patented Bargain Countdown™ shopping section, 10,000 new products in the office equipment and supply category, and a new, rich shopping cart and checkout experience. Collectively, these improvements will provide shoppers at eCOST.com improved functionality, shopping speed and overall customer experience just in time for the holiday season.”
Financial Targets for Fiscal Year 2008
As announced on November 7, 2008, PFSweb’s consolidated financial targets for the year ended December 31, 2008 are total consolidated revenues for 2008 excluding pass-through revenues, of approximately $425 million to $440 million; Adjusted EBITDA of $10 – $12 million; and non-GAAP net income, which excludes the impact of stock-based compensation and amortization of identifiable intangible assets, of approximately $1 — $3 million for 2008.  Further weakening in worldwide economic conditions may cause the Company to fall toward the lower end of these targets.

Conference Call Information
Management will host a conference call at 9:30 a.m. Central Time (10:30 a.m. Eastern Time) on November 14, 2008 to discuss the latest corporate developments and results. To listen to the call, please dial (888) 562-3356 and enter the pin number (72555898) at least five minutes before the scheduled start time. Investors can also access the call in a “listen only” mode via the Internet at the Company’s website, www.pfsweb.com. Please allow extra time prior to the call to visit the site and download any necessary audio software.
A digital replay of the conference call will be available through December 14, 2008 at (800) 642-1687, pin number (72555898). The replay also will be available at the Company’s website for a limited time.
Non-GAAP Financial Measures
This news release contains the non-GAAP measures non-GAAP net income (loss), Earnings Before Interest, Income Taxes, Depreciation and Amortization (“EBITDA”), and Adjusted EBITDA.
Non-GAAP net income (loss) represents net income (loss) calculated in accordance with U.S. GAAP as adjusted for the impact of non-cash stock-based compensation expense and amortization of identifiable intangible assets.
EBITDA represents earnings (or losses) before interest, income taxes, depreciation, and amortization. Adjusted EBITDA further eliminates the effect of stock-based compensation and merger integration related expenses.
Non-GAAP net income (loss), EBITDA and Adjusted EBITDA are used by management, analysts, investors and other interested parties in evaluating our operating performance compared to that of other companies in our industry, as the calculation of non-GAAP net income (loss) eliminates the effect of stock-based compensation and amortization of intangible assets and EBITDA and Adjusted EBITDA further eliminates the effect of financing, income taxes, the accounting effects of capital spending and certain other merger related expenses, which items may vary from different companies for reasons unrelated to overall operating performance.
PFSweb believes these non-GAAP measures provide useful information to both management and investors by excluding certain expenses that may not be indicative of its core operating results. These measures should be considered in addition to results prepared in accordance with GAAP, but should not be considered a substitute for, or superior to, GAAP results. These non-GAAP measures included in this press release have been reconciled to the GAAP results in the attached tables.
Merchandise Sales
Merchandise sales represent the estimated value of all fulfillment activity that flows through PFSweb including whether or not PFSweb is the seller of the merchandise or records the full amount of such sales on its financial statements, excluding service fee revenues that PFSweb might recognize for the underlying sales transactions. PFSweb uses merchandise sales as an operating metric to allow investors to gain a more thorough understanding of its business and business volume, in addition to GAAP net revenue.

About PFSweb, Inc.
PFSweb develops and deploys integrated business infrastructure solutions and fulfillment services for Fortune 1000, Global 2000 and brand name companies, including third party logistics, call center support and e-commerce services. The company serves a multitude of industries and company types, including such clients as LEGO, Discovery Commerce, Riverbed, Hewlett-Packard, International Business Machines, Hawker Beechcraft Corp., Rene Furterer USA, Roots Canada Ltd. and Xerox.
Through its wholly owned eCOST.com subsidiary, PFSweb also serves as a leading multi-category online discount retailer of high-quality new, “close-out” and manufacturer recertified brand-name merchandise for consumers and small to medium size business buyers. The eCOST.com brand markets approximately 200,000 different products from leading manufacturers such as Sony, Hewlett-Packard, Onkyo, Denon, JVC, Canon, Nikon, Panasonic, Toshiba, Microsoft, Dyson, Kitchen Aid, Braun, Black & Decker, Cuisinart, Coleman,  and Citizen primarily over the Internet and through direct marketing.
To find out more about PFSweb, Inc. (NASDAQ: PFSW), visit the company’s websites at http://www.pfsweb.com and http://www.ecost.com.
The matters discussed herein consist of forward-looking information under the Private Securities Litigation Reform Act of 1995 and is subject to and involves risks and uncertainties, which could cause actual results to differ materially from the forward-looking information. PFSweb’s Annual Report on Form 10-K for the year ended December 31, 2007 and Quarterly Report on From 10-Q for the quarter ended September 30, 2008 identifies certain factors that could cause actual results to differ materially from those projected in any forward looking statements made and investors are advised to review the Annual Report and the Risk Factors described therein. These factors include: our ability to retain and expand relationships with existing clients and attract and implement new clients; our reliance on the fees generated by the transaction volume or product sales of our clients; our reliance on our clients’ projections or transaction volume or product sales; our dependence upon our agreements with IBM and Infoprint Solutions; our dependence upon our agreements with our major clients; our client mix, their business volumes and the seasonality of their business; our ability to finalize pending contracts; the impact of strategic alliances and acquisitions; trends in the e-commerce, outsourcing, government regulation both foreign and domestic and the market for our services; whether we can continue and manage growth; increased competition; our ability to generate more revenue and achieve sustainable profitability; effects of changes in profit margins; the customer and supplier concentration of our business; the unknown effects of possible system failures and rapid changes in technology; foreign currency risks and other risks of operating in foreign countries; potential litigation; the impact of our reverse stock split; our dependency on key personnel; the impact of new accounting standards and changes in existing accounting rules or the interpretations of those rules; our ability to renew or replace our credit facilities or find alternative financing; our ability to raise additional capital or obtain additional financing; our ability and the ability of our subsidiaries to borrow under current financing arrangements and maintain compliance with debt covenants; relationship with and our guarantees of certain of the liabilities and indebtedness of our subsidiaries; our ability to successfully achieve the anticipated benefits of the eCOST merger; eCOST’s potential indemnification obligations to its former parent; eCOST’s ability to maintain existing and build new relationships with manufacturers and vendors and the success of its advertising and marketing efforts; eCOST’s ability to increase its sales revenue and sales margin and improve operating efficiencies and eCOST’s ability to generate a profit and cash flows sufficient to cover the values of its intangible assets. PFSweb undertakes no obligation to update publicly any forward-looking statement for any reason, even if new information becomes available or other events occur in the future. There may be additional risks that we do not currently view as material or that are not presently known.
(Tables Follow)

PFSweb, Inc. and Subsidiaries
Unaudited Condensed Consolidated Statements of Operations (A)
(In Thousands, Except Per Share Data)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2008	2007	2008	2007
REVENUES:
Product revenue, net	$79,157	$85,263	$252,496	$250,398
Service fee revenue	22,900	18,398	64,966	53,006
Pass-thru revenue	7,852	8,334	21,600	21,398

Total revenues	109,909	111,995	339,062	324,802

COSTS OF REVENUES:
Cost of product revenue	73,128	78,874	233,475	231,443
Cost of service fee revenue	15,588	12,912	44,537	38,211
Cost of pass-thru revenue	7,852	8,334	21,600	21,398

Total costs of revenues	96,568	100,120	299,612	291,052

Gross profit	13,341	11,875	39,450	33,750

SELLING, GENERAL AND ADMINISTRATIVE EXPENSES	12,454	10,678	36,397	32,493
MERGER INTEGRATION EXPENSE	—	—	—	150
AMORTIZATION OF IDENTIFIABLE INTANGIBLES	202	204	605	612

Total operating expenses	12,656	10,882	37,002	33,255

Income (loss) from operations	685	993	2,448	495
INTEREST EXPENSE, NET	426	615	1,123	1,857

Income (loss) before income taxes	259	378	1,325	(1,362)
INCOME TAX PROVISION	216	216	806	683

NET INCOME (LOSS)	$43	$162	$519	$(2,045)

NET INCOME (LOSS) PER SHARE (B)
Basic	$0.00	$0.02	$0.05	$(0.21)

Diluted	$0.00	$0.02	$0.05	$(0.21)

WEIGHTED AVERAGE NUMBER OF SHARES OUTSTANDING (B):

Basic	9,913	9,889	9,902	9,889

Diluted	9,972	10,113	9,991	9,889

NON-GAAP NET INCOME (LOSS)	$354	$538	$1,562	$(863)

EBITDA	$2,361	$3,014	$7,267	$6,603

ADJUSTED EBITDA	$2,470	$3,186	$7,705	$7,323

(A)	The financial data above should be read in conjunction with the audited consolidated financial statements of PFSweb, Inc. included in its Form 10-K for the year ended December 31, 2007.

(B)	Historical share and per share data has been restated to represent the effect of the 1-for-4.7 reverse stock split that occurred on June 2, 2008.

PFSweb, Inc. and Subsidiaries
Reconciliation of certain Non-GAAP Items to GAAP
(In Thousands, Except Per Share Data)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2008	2007	2008	2007
NET INCOME (LOSS)	$43	$162	$519	$(2,045)
Income tax expense	216	216	806	683
Interest expense	426	615	1,123	1,857
Depreciation and amortization	1,676	2,021	4,819	6,108

EBITDA	$2,361	$3,014	$7,267	$6,603
Stock-based compensation	109	172	438	570
Merger integration related expenses	—	—	—	150

ADJUSTED EBITDA	$2,470	$3,186	$7,705	$7,323

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2008	2007	2008	2007
NET INCOME (LOSS)	$43	$162	$519	$(2,045)
Stock-based compensation	109	172	438	570
Amortization of identifiable intangible assets	202	204	605	612

NON-GAAP NET INCOME (LOSS)	$354	$538	$1,562	$(863)

NET INCOME (LOSS) PER SHARE:
Basic	$0.00	$0.02	$0.05	$(0.21)

Diluted	$0.00	$0.02	$0.05	$(0.21)

NON-GAAP NET INCOME (LOSS) Per Share:
Basic	$0.04	$0.05	$0.16	$(0.09)

Diluted	$0.04	$0.05	$0.16	$(0.09)

PFSweb, Inc. and Subsidiaries
Unaudited Condensed Consolidated Balance Sheets
(In Thousands, Except Share Data)

	September 30,	December 31,
	2008	2007
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$14,701	$14,272
Restricted cash	2,780	2,021
Accounts receivable, net of allowance for doubtful accounts of $875 and $1,483 at September 30, 2008 and December 31, 2007, respectively	41,064	48,493
Inventories, net of reserves of $2,205 and $2,080 at September 30, 2008 and December 31, 2007, respectively	50,005	46,392
Other receivables	12,253	10,372
Prepaid expenses and other current assets	3,126	2,608

Total current assets	123,929	124,158

PROPERTY AND EQUIPMENT, net	12,422	11,918
IDENTIFIABLE INTANGIBLES	5,219	5,824
GOODWILL	15,362	15,362
OTHER ASSETS	990	911

Total assets	157,922	158,173

LIABILITIES AND SHAREHOLDERS EQUITY
CURRENT LIABILITIES:
Current portion of long-term debt and capital lease obligations	$20,802	$22,238
Trade accounts payable	62,860	56,975
Accrued expenses	21,265	22,438

Total current liabilities	104,927	101,651

LONG-TERM DEBT AND CAPITAL LEASE OBLIGATIONS, less current portion	2,535	6,378
OTHER LIABILITIES	991	1,302

Total liabilities	108,453	109,331

COMMITMENTS AND CONTINGENCIES

SHAREHOLDERS’ EQUITY:
Preferred stock, $1.00 par value; 1,000,000 shares authorized; none issued and outstanding	—	—
Common stock, $.001 par value; 75,000,000 shares authorized; 9,931,137 and 9,909,401 shares issued at September 30, 2008 and December 31, 2007, respectively; and 9,912,776 and 9,891,040 outstanding as of September 30, 2008 and December 31, 2007, respectively	10	10
Additional paid-in capital	92,610	92,121
Accumulated deficit	(45,219)	(45,738)
Accumulated other comprehensive income	2,153	2,534
Treasury stock at cost, 18,361 shares	(85)	(85)

Total shareholders’equity	49,469	48,842

Total liabilities and shareholders’ equity	$157,922	$158,173

PFSweb, Inc. and Subsidiaries
Unaudited Consolidating Statements of Operations
For the Three Months Ended September 30, 2008
(In Thousands)

		Supplies
	PFSweb	Distributors	eCOST	Eliminations	Consolidated
REVENUES:
Product revenue, net	$—	$55,448	$23,709	$—	$79,157
Service fee revenue	22,900	—	—	—	22,900
Service fee revenue — affiliate	1,886	—	—	(1,886)	—
Pass-thru revenue	7,859	—	—	(7)	7,852

Total revenues	32,645	55,448	23,709	(1,893)	109,909

COSTS OF REVENUES:
Cost of product revenue	—	51,604	21,524	—	73,128
Cost of service fee revenue	16,265	—	—	(677)	15,588
Cost of pass-thru revenue	7,859	—	—	(7)	7,852

Total costs of revenues	24,124	51,604	21,524	(684)	96,568

Gross profit	8,521	3,844	2,185	(1,209)	13,341

SELLING, GENERAL AND ADMINISTRATIVE EXPENSES	8,515	2,417	2,731	(1,209)	12,454
AMORTIZATION OF IDENTIFIABLE INTANGIBLES	—	—	202	—	202

Total operating expenses	8,515	2,417	2,933	(1,209)	12,656

Income (loss) from operations	6	1,427	(748)	—	685
INTEREST EXPENSE (INCOME), NET	(50)	466	10	—	426

Income (loss) before income taxes	56	961	(758)	—	259
INCOME TAX PROVISION (BENEFIT)	(213)	429	—	—	216

NET INCOME (LOSS)	$269	$532	$(758)	$—	$43

NON-GAAP NET INCOME (LOSS)	$378	$532	$(556)	$—	$354

EBITDA	$1,432	$1,429	$(500)	$—	$2,361

ADJUSTED EBITDA	$1,541	$1,429	$(500)	$—	$2,470

A reconciliation of NET INCOME (LOSS) to EBITDA and ADJUSTED EBITDA follows:

NET INCOME (LOSS)	$269	$532	$(758)	$—	$43
Income tax expense (benefit)	(213)	429	—	—	216
Interest expense (income)	(50)	466	10	—	426
Depreciation and amortization	1,426	2	248	—	1,676

EBITDA	$1,432	$1,429	$(500)	$—	$2,361
Stock-based compensation	109	—	—	—	109

ADJUSTED EBITDA	$1,541	$1,429	$(500)	$—	$2,470

A reconciliation of NET INCOME(LOSS) to NON-GAAP NET INCOME (LOSS) follows:

NET INCOME (LOSS)	$269	$532	$(758)	$—	$43
Stock-based compensation	109	—	—	—	109
Amortization of intangible assets	—	—	202	—	202

NON-GAAP NET INCOME (LOSS)	$378	$532	$(556)	$—	$354

PFSweb, Inc. and Subsidiaries
Unaudited Consolidating Statements of Operations
For the Nine Months Ended September 30, 2008
(In Thousands)

		Supplies
	PFSweb	Distributors	eCOST	Eliminations	Consolidated
REVENUES:
Product revenue, net	$—	$177,795	$74,701	$—	$252,496
Service fee revenue	64,966	—	—	—	64,966
Service fee revenue — affiliate	6,106	—	—	(6,106)	—
Pass-thru revenue	21,565	—	—	35	21,600

Total revenues	92,637	177,795	74,701	(6,071)	339,062

COSTS OF REVENUES:
Cost of product revenue	—	165,103	68,372	—	233,475
Cost of service fee revenue	46,587	—	—	(2,050)	44,537
Cost of pass-thru revenue	21,565	—	—	35	21,600

Total costs of revenues	68,152	165,103	68,372	(2,015)	299,612

Gross profit	24,485	12,692	6,329	(4,056)	39,450

SELLING, GENERAL AND ADMINISTRATIVE EXPENSES	24,774	7,556	8,123	(4,056)	36,397
AMORTIZATION OF IDENTIFIABLE INTANGIBLES	—	—	605	—	605

Total operating expenses	24,774	7,556	8,728	(4,056)	37,002

Income (loss) from operations	(289)	5,136	(2,399)	—	2,448
INTEREST EXPENSE (INCOME), NET	(110)	1,216	17	—	1,123

Income (loss) before income taxes	(179)	3,920	(2,416)	—	1,325
INCOME TAX PROVISION (BENEFIT)	(658)	1,464	—	—	806

NET INCOME (LOSS)	$479	$2,456	$(2,416)	$—	$519

NON-GAAP NET INCOME (LOSS)	$917	$2,456	$(1,811)	$—	$1,562

EBITDA	$3,785	$5,148	$(1,666)	$—	$7,267

ADJUSTED EBITDA	$4,223	$5,148	$(1,666)	$—	$7,705

A reconciliation of NET INCOME (LOSS) to EBITDA and ADJUSTED EBITDA follows:

NET INCOME (LOSS)	$479	$2,456	$(2,416)	$—	$519
Income tax expense (benefit)	(658)	1,464	—	—	806
Interest expense (income)	(110)	1,216	17	—	1,123
Depreciation and amortization	4,074	12	733	—	4,819

EBITDA	$3,785	$5,148	$(1,666)	$—	$7,267
Stock-based compensation	438	—	—	—	438

ADJUSTED EBITDA	$4,223	$5,148	$(1,666)	$—	$7,705

A reconciliation of NET INCOME(LOSS) to NON-GAAP NET INCOME (LOSS) follows:

NET INCOME (LOSS)	$479	$2,456	$(2,416)	$—	$519
Stock-based compensation	438	—	—	—	438
Amortization of intangible assets	—	—	605	—	605

NON-GAAP NET INCOME (LOSS)	$917	$2,456	$(1,811)	$—	$1,562

PFSweb, Inc. and Subsidiaries
Unaudited Condensed Consolidating Balance Sheets
as of September 30, 2008
(In Thousands)

		Supplies
	PFSweb	Distributors	eCOST	Eliminations	Consolidated
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$12,024	$2,463	$214	$—	$14,701
Restricted cash	1,575	926	279	—	2,780
Accounts receivable, net	17,071	23,338	1,736	(1,081)	41,064
Inventories, net	—	42,607	7,398	—	50,005
Other receivables	—	12,253	—	—	12,253
Prepaid expenses and other current assets	1,569	1,466	91	—	3,126

Total current assets	32,239	83,053	9,718	(1,081)	123,929

PROPERTY AND EQUIPMENT, net	11,924	81	417	—	12,422
NOTES RECEIVABLE FROM AFFILIATES	20,845	—	—	(20,845)	—
INVESTMENT IN AFFILIATES	37,901	—	—	(37,901)	—
IDENTIFIABLE INTANGIBLES	—	—	5,219	—	5,219
GOODWILL	—	—	15,362	—	15,362
OTHER ASSETS	850	—	140	—	990

Total assets	103,759	83,134	30,856	(59,827)	157,922

LIABILITIES AND SHAREHOLDERS EQUITY
CURRENT LIABILITIES:
Current portion of long-term debt and capital lease obligations	$8,257	$12,545	$—	$—	$20,802
Trade accounts payable	8,185	49,089	6,667	(1,081)	62,860
Accrued expenses	12,651	6,122	2,492	—	21,265

Total current liabilities	29,093	67,756	9,159	(1,081)	104,927

LONG-TERM DEBT AND CAPITAL LEASE OBLIGATIONS, less current portion	2,535	—	—	—	2,535
NOTES PAYABLE TO AFFILIATES	—	5,505	15,340	(20,845)	—
OTHER LIABILITIES	792	—	199	—	991

Total liabilities	32,420	73,261	24,698	(21,926)	108,453

COMMITMENTS AND CONTINGENCIES

SHAREHOLDERS’ EQUITY:
Common stock	10	—	19	(19)	10
Capital contributions	—	1,000	—	(1,000)	—
Additional paid-in capital	92,610	—	28,059	(28,059)	92,610
Retained earnings (accumulated deficit)	(23,349)	6,104	(21,920)	(6,054)	(45,219)
Accumulated other comprehensive income	2,153	2,769	—	(2,769)	2,153
Treasury stock	(85)	—	—	—	(85)

Total shareholders’ equity	71,339	9,873	6,158	(37,901)	49,469

Total liabilities and shareholders’ equity	$103,759	$83,134	$30,856	$(59,827)	$157,922

PFSweb, Inc. and Subsidiaries
Unaudited Consolidating Statements of Operations
For the Three Months Ended September 30, 2007
(In Thousands)

		Supplies
	PFSweb	Distributors	eCOST	Eliminations	Consolidated
REVENUES:
Product revenue, net	$—	$58,313	$26,950	$—	$85,263
Service fee revenue	18,398	—	—	—	18,398
Service fee revenue — affiliate	2,001	—	—	(2,001)	—
Pass-thru revenue	8,415	—	—	(81)	8,334

Total revenues	28,814	58,313	26,950	(2,082)	111,995

COSTS OF REVENUES:
Cost of product revenue	—	54,295	24,581	(2)	78,874
Cost of service fee revenue	13,585	—	—	(673)	12,912
Cost of pass-thru revenue	8,415	—	—	(81)	8,334

Total costs of revenues	22,000	54,295	24,581	(756)	100,120

Gross profit	6,814	4,018	2,369	(1,326)	11,875

SELLING, GENERAL AND ADMINISTRATIVE EXPENSES	6,699	2,448	2,857	(1,326)	10,678
AMORTIZATION OF IDENTIFIABLE INTANGIBLES	—	—	204	—	204

Total operating expenses	6,699	2,448	3,061	(1,326)	10,882

Income (loss) from operations	115	1,570	(692)	—	993
INTEREST EXPENSE (INCOME), NET	48	582	(15)	—	615

Income (loss) before income taxes	67	988	(677)	—	378
INCOME TAX PROVISION (BENEFIT)	(142)	358	—	—	216

NET INCOME (LOSS)	$209	$630	$(677)	$—	$162

NON-GAAP NET INCOME (LOSS)	$381	$630	$(473)	$—	$538

EBITDA	$1,875	$1,576	$(437)	$—	$3,014

ADJUSTED EBITDA	$2,047	$1,576	$(437)	$—	$3,186

A reconciliation of NET INCOME (LOSS) to EBITDA and ADJUSTED EBITDA follows:

NET INCOME (LOSS)	$209	$630	$(677)	$—	$162
Income tax expense (benefit)	(142)	358	—	—	216
Interest expense (income)	48	582	(15)	—	615
Depreciation and amortization	1,760	6	255	—	2,021

EBITDA	$1,875	$1,576	$(437)	$—	$3,014
Stock-based compensation	172	—	—	—	172

ADJUSTED EBITDA	$2,047	$1,576	$(437)	$—	$3,186

A reconciliation of NET INCOME (LOSS) to NON-GAAP NET INCOME(LOSS) follows:

NET INCOME (LOSS)	$209	$630	$(677)	$—	$162
Stock-based compensation	172	—	—	—	172
Amortization of intangible assets	—	—	204	—	204

NON-GAAP NET INCOME (LOSS)	$381	$630	$(473)	$—	$538

PFSweb, Inc. and Subsidiaries
Unaudited Consolidating Statements of Operations
For the Nine Months Ended September 30, 2007
(In Thousands)

		Supplies
	PFSweb	Distributors	eCOST	Eliminations	Consolidated
REVENUES:
Product revenue, net	$—	$174,718	$75,680	$—	$250,398
Service fee revenue	53,006	—	—	—	53,006
Service fee revenue — affiliate	6,067	—	—	(6,067)	—
Pass-thru revenue	21,656	—	—	(258)	21,398

Total revenues	80,729	174,718	75,680	(6,325)	324,802

COSTS OF REVENUES:
Cost of product revenue	—	162,146	69,303	(6)	231,443
Cost of service fee revenue	40,184	—	—	(1,973)	38,211
Cost of pass-thru revenue	21,656	—	—	(258)	21,398

Total costs of revenues	61,840	162,146	69,303	(2,237)	291,052

Gross profit	18,889	12,572	6,377	(4,088)	33,750

SELLING, GENERAL AND ADMINISTRATIVE EXPENSES	20,547	7,574	8,460	(4,088)	32,493
MERGER INTEGRATION EXPENSE	—	—	150	—	150
AMORTIZATION OF IDENTIFIABLE INTANGIBLES	—	—	612	—	612

Total operating expenses	20,547	7,574	9,222	(4,088)	33,255

Income (loss) from operations	(1,658)	4,998	(2,845)	—	495
INTEREST EXPENSE (INCOME), NET	96	1,807	(46)	—	1,857

Income (loss) before income taxes	(1,754)	3,191	(2,799)	—	(1,362)
INCOME TAX PROVISION (BENEFIT)	(471)	1,154	—	—	683

NET INCOME (LOSS)	$(1,283)	$2,037	$(2,799)	$—	$(2,045)

NON-GAAP NET INCOME (LOSS)	$(713)	$2,037	$(2,187)	$—	$(863)

EBITDA	$3,684	$5,013	$(2,094)	$—	$6,603

ADJUSTED EBITDA	$4,254	$5,013	$(1,944)	$—	$7,323

A reconciliation of NET INCOME (LOSS) to EBITDA and ADJUSTED EBITDA follows:

NET INCOME (LOSS)	$(1,283)	$2,037	$(2,799)	$—	$(2,045)
Income tax expense (benefit)	(471)	1,154	—	—	683
Interest expense (income)	96	1,807	(46)	—	1,857
Depreciation and amortization	5,342	15	751	—	6,108

EBITDA	$3,684	$5,013	$(2,094)	$—	$6,603
Stock-based compensation	570	—	—	—	570
Merger integration expense	—	—	150	—	150
ADJUSTED EBITDA	$4,254	$5,013	$(1,944)	$—	$7,323

A reconciliation of NET INCOME (LOSS) to NON-GAAP NET INCOME (LOSS) follows:

NET INCOME (LOSS)	$(1,283)	$2,037	$(2,799)	$—	$(2,045)
Stock-based compensation	570	—	—	—	570
Amortization of intangible assets	—	—	612	—	612

NON-GAAP NET INCOME (LOSS)	$(713)	$2,037	$(2,187)	$—	$(863)

PFSweb, Inc. and Subsidiaries
Unaudited Condensed Consolidating Balance Sheets
as of December 31, 2007
(In Thousands)

		Supplies
	PFSweb	Distributors	eCOST	Eliminations	Consolidated
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$10,835	$1,757	$1,680	$—	$14,272
Restricted cash	50	1,464	507	—	2,021
Accounts receivable, net	21,366	25,126	2,585	(584)	48,493
Inventories, net	—	39,596	6,796	—	46,392
Other receivables	211	10,161	—	—	10,372
Prepaid expenses and other current assets	923	1,321	364	—	2,608

Total current assets	33,385	79,425	11,932	(584)	124,158

PROPERTY AND EQUIPMENT, net	11,549	21	348	—	11,918
NOTES RECEIVABLE FROM AFFILIATES	18,645	—	—	(18,645)	—
INVESTMENT IN AFFILIATES	38,609	—	—	(38,609)	—
IDENTIFIABLE INTANGIBLES	—	—	5,824	—	5,824
GOODWILL	—	—	15,362	—	15,362
OTHER ASSETS	762	—	149	—	911

Total assets	102,950	79,446	33,615	(57,838)	158,173

LIABILITIES AND SHAREHOLDERS EQUITY
CURRENT LIABILITIES:
Current portion of long-term debt and capital lease obligations	$10,063	$12,175	$—	$—	$22,238
Trade accounts payable	5,615	43,265	8,679	(584)	56,975
Accrued expenses	11,604	7,416	3,418	—	22,438

Total current liabilities	27,282	62,856	12,097	(584)	101,651

LONG-TERM DEBT AND CAPITAL LEASE OBLIGATIONS, less current portion	6,378	—	—	—	6,378
NOTES PAYABLE TO AFFILIATES	—	6,005	12,640	(18,645)	—
OTHER LIABILITIES	998	—	304	—	1,302

Total liabilities	34,658	68,861	25,041	(19,229)	109,331

COMMITMENTS AND CONTINGENCIES

SHAREHOLDERS’ EQUITY:
Common stock	10	—	19	(19)	10
Capital contributions	—	1,000	—	(1,000)	—
Additional paid-in capital	92,121	—	28,059	(28,059)	92,121
Retained earnings (accumulated deficit)	(26,288)	6,601	(19,504)	(6,547)	(45,738)
Accumulated other comprehensive income	2,534	2,984	—	(2,984)	2,534
Treasury stock	(85)	—	—	—	(85)

Total shareholders’ equity	68,292	10,585	8,574	(38,609)	48,842

Total liabilities and shareholders’ equity	$102,950	$79,446	$33,615	$(57,838)	$158,173

eCOST.com, Inc.
Selected Operating Data

	Three Months Ended
	September 30,
	2008	2007
Total Customers (1)	1,839,824	1,720,259
Active Customers (2)	178,610	162,583
New Customers (3)	34,748	21,462
Number of Orders (4)	71,575	64,975
Average Order Value (5)	$323	$405
Advertising Expense (6)	$273,935	$219,800
Cost to Acquire a New Customer (7)	$5.62	$7.08

(1)	Total customers have been calculated as the cumulative number of customers for which orders have been taken from eCOST.com’s inception to the end of the reported period.

(2)	Active customers consist of the approximate number of customers who placed orders during the 12 months prior to the end of the reported period.

(3)	New Customers represent the number of persons that established a new account and placed an order during the reported period.

(4)	Number of orders represents the total number of orders shipped during the reported period (not reflecting returns).

(5)	Average order value has been calculated as gross sales divided by the total number of orders during the period presented. The impact of returns is not reflected in average order value.

(6)	Advertising expense includes the total dollars spent on advertising during the reported period, including internet, direct mail, print and
e-mail advertising, as well as customer list enhancement services.

(7)	Catalog expense of $78,814 and $67,811 was not included in the 2008 and 2007 calculation, respectively, as it is used for retention and not acquisition.
# # #